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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1743

Spectra Fund
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.

Spectra Fund | Spectra Green Fund | Spectra Alchemy Fund | Spectra International Opportunities Fund

The Spectra Funds

Annual Report

October 31, 2007

Dear Shareholders,  November 23, 2007

Roller coaster: it's an apt metaphor for the past fiscal year. With the sharp run-up in the stock market through June, followed by the near-meltdown of those parts of the financial sector exposed to housing and mortgages, there were times when the financial markets felt like a long weekend at Six Flags Great Adventure. Even investors with cast-iron stomachs were wondering: why did this happen? How long can it continue? And is there an upside?

Once again, perceptions were more dramatic than realities. For all the agita in the markets, the indices posted solid gains in the United States, not to mention throughout the world, and the day-to-day volatility was ultimately less than the sum of its parts. Economic growth chugged along and most companies showed decent if not downright good earnings growth — with the notable and glaring exception of the financial sector in the third quarter of 2007. In short, there was noise, drama and even smoke, but not much actual fire. Or back to the initial metaphor, the roller coaster ride was full of sharp turns, shrieks, and moments of fear and anticipation, but the car stayed on the tracks, the ride ended safely, and most people even made some progress along the way.

Black Friday Revisited

In the financial markets it was a year of milestones and anniversaries. Both the S&P 500 Indexi and the Dow Jones Industrial Averageii reached new heights during the year, with the Dow breaking 13,000 and then 14,000 twice. But October 19, 2007 was a more somber milestone: the 20th anniversary of Black Friday on Wall Street. In the days before, pundits didn't hesitate to predict a "curse" coming back to haunt the markets. (Sounds ridiculous, but a surprising number of articles had that exact headline the next morning.) Sure enough, the Dow tumbled by 247 points, but that was nothing compared to that one-day 508-point loss in 1987, especially in percentage terms. In today's market the Dow would have had to shed about 3,100 points in one day to be comparable to the crash of '87.

Three times this past year U.S. markets fell sharply. On February 27, the Dow lost 314 points, with a total decline of 736 points from February 20 to March 5. The sell-off was triggered by rumors of a possible Chinese government squeeze on credit. Then, the Dow climbed a total of 1,910 points over the following four months to register a new record of 14,000 on July 19. Through the end of July, the markets were turbulent as the sub-prime mortgage debacle unfolded. From July 26 through August 6, the Dow roller coaster went up and down with dizzying speed, with some days showing losses as great as 268 points while others showed gains of up to 169 points. But the true second phase of the market sell-off happened during the headiest days of the credit crunch — from August 8 to August 16 — with the Dow experiencing a total loss of 812 points. That was followed by a September rally that recouped most of the lost ground.

The third sell-off period occurred during the final weeks of the fiscal year, and lasted from October 11 through November 12 — when the Dow shed a total of 1,167 points, as the sub-prime mess erupted into a full-blown credit crisis involving banks and financial institutions. Even the tech sector — one of the strongest performers for the year — saw a steep pullback at the end of October. However, after each sell-off, the markets rebounded stronger than ever, and in some cases — as in the February drop — the markets moved into a long period of steady uphill climb.

To push our roller coaster metaphor even further — the number of extreme single day swings was even greater than the sell-off periods. In 2007, the Dow saw no less than eight days of single-day losses of more than 200 points (the largest being 314 points) and six days of gains of more than 169 points (with the largest being 319 points). Most telling, perhaps, is that on three separate days (August 16, 17, and November 8) the day's close showed little movement, yet during the day the Dow had swooned more than 442 points. On November 8, for example, the Dow fell 462 points before climbing back to a 64 point loss at day's end.

We believe the year's turbulence emphasizes a trend that has become more noticeable with each passing year: high-levels of short-term volatility and economic concerns unfolding against a backdrop of unusual global economic stability. The fact that so many people felt so unsettled even while the markets remained up for the year should tell us something about the disconnect between how people feel and what has actually been happening.

Global Growth and Earnings

Fifty years ago it was perfectly fair to say "as goes the U.S. economy, so go U.S. companies and their stocks." Today that no longer holds true. Earnings this year indicate that the trajectory of companies is different and more positive than that of countries and that the United States is no longer the sole guide to the health of U.S. firms. While U.S. GDP grew a paltry 0.6% in the first quarter of 2007, the companies of the S&P 500 Index registered nearly 8% growth. And, while economic data still matters, it is no longer a good idea to use the U.S. economy as an automatic proxy for how U.S. companies, or their stock prices, will perform.

The world economy has grown at a 4% annual pace for the past several years; according to BCA research, this has been the strongest expansion phase since 1960. And earnings for many companies — especially innovative growth companies — continue to benefit from very strong international growth, which has begun to "decouple" from dependence on the U.S. economy. One consumer company recently reported 2% growth in the U.S. market and 17% growth abroad with more than 50% growth in China alone. In fact, global equity markets have been on a tear and many U.S.-listed companies are benefiting from the same global growth trends. Especially for the larger companies of the S&P 500, the U.S. is simply one market, albeit a large and vital aspect of their global business model.

The weakness of the U.S. dollar is yet one more factor that has benefited U.S. companies doing business outside of the United States. Corporate profits have been boosted by a continuing weak dollar which inflates the reported dollar profits of U.S.-listed companies.

At the same time, global interest rates have compressed, with both short-term and long-term rates as well as corporate and government rates converging between 4% and 5%. One negative consequence of that compression is that many fixed-income managers have taken oversize risks in an attempt to generate above average returns, and the consequences of those risks has been nothing short of a debacle for many funds and for financial institutions exposed to housing and mortgage-backed securities.

The Sub-Prime Mortgage Mess

In August, the mortgage mess transmogrified into a global financial panic that seemed on the verge of draining not just excess liquidity out of the system but all liquidity. If that had happened — and there was some risk that it was about to — financial systems would have ground to a halt. Short-term liquidity in the form of commercial paper is to the financial system what water is to the body. Without it, all bets are — literally — off.

What threatened the financial system was that the leveraged exposure was substantially greater than the actual size of defaults or outstanding low-credit loans. Wall Street didn't simply "securitize" loans by slicing and dicing them. It buried them in packages of other loans and then bundled them with higher credit loans. When mortgage defaults began to rise on the lower end of the spectrum, many Wall Street institutions and hedge funds realized that they didn't really know which of these various loan derivatives were good and which were bad. The result was that trading in almost anything mortgage-related froze in the middle of July, creating a domino effect. Lenders and mortgage brokers tightened lending standards and banks demanded more collateral, not just for home loans, but for credit lines to hedge funds and private equity firms. Suddenly, getting a loan of any sort went from incredibly easy to astonishingly difficult.

That crisis was — at least temporarily — averted by the aggressive action of the Federal Reserve which cut the Fed funds rate by 50 basis points (one-half a percentage point) to 4.75% in mid-September. The rate cut was a welcome and perhaps essential step in preventing the mortgage mess from imperiling the financial system. Whether or not the rate cuts (the Fed cut an additional quarter point on the last day of this fiscal year, October 31) will have any lasting impact, or if they were merely a demonstration that the Fed could and would act if necessary, remains to be seen.

Our conclusion: it will continue to be a painful and dislocating period for real estate and for millions of people exposed to its descent. Low-end consumers, and many in the middle, will feel the pain. As adjustable-rate mortgages reset, there will be substantial numbers of foreclosures. Some Wall Street investment firms will lose money; many already have. But we do not believe that the global financial system is in jeopardy, nor do we think that the housing bust will severely dent corporate profits in those sectors of the economy not directly exposed to housing and mortgage-backed financial instruments. One unintended consequence is that stocks may ultimately benefit from the meltdown if investors find themselves turning to equities as a safe haven.

Portfolio Matters

Spectra Fund

The Spectra Fund gained 41.34% for the fiscal year ended October 31, 2007, compared with a return of 18.99% for the Russell 3000 Growth Indexiii.

In the Information Technology sector, the Fund, with an average weight of 33.47% was overweight the benchmark, but outperformed. Top performers included MEMC Electronic Materials, Inc., a global supplier of silicon wafers to the semiconductor industry, Google Inc., and Apple, Inc.

At an average weight of 12.79%, the Fund was underweight, but exceeded the benchmark performance in the Health Care sector. In this sector key contributors included Intuitive Surgical Inc., Onyx Pharmaceuticals, Inc., and Hologic, Inc., a developer and manufacturer of proprietary x-ray systems.

In the Consumer Discretionary sector, the Fund, at an average weight of 12.29% was underweight the benchmark but outperformed. Top performers included: Focus Media Holding, Ltd., the largest outdoor TV advertising network in China, Bally Technologies, Inc., which designs, manufactures, distributes, and operates gaming machines and computerized monitoring systems for the gaming industry worldwide and Hilton Hotels Corp.

The Fund was underweight the benchmark in the Industrials sector, but outperformed with an average weight of 8.89%. Armor Holdings, a manufacturer and provider of specialized security products, JA Solar Holdings Co. Ltd., a manufacturer of high-performance solar cells and McDermott International, a leading worldwide energy services company were among the top performers in this sector.

The Fund generally outperformed across sectors. However, Consumer Discretionary showed some detractors including diet plan provider, NutriSystems, Inc., and retailers Urban Outfitters, Inc., and Circuit City Stores, Inc.

Spectra Green Fund

Alternative energy names were a bright spot in the market in 2007 and The Spectra Green Fund benefited from owning several market leaders throughout the year. Solar names such as First Solar, Inc. and JA Solar Holdings Co. Ltd. were standouts during the year. Lower emission technology companies were another bright spot during the year with good performance coming from BorgWarner, Inc. and Cummins, Inc. We continue to see opportunities in these technologies going forward.

The Spectra Green Fund gained 34.40% for the fiscal year ended October 31, 2007, compared to the Russell 3000 Growth Index which returned 18.99%.

In the Information Technology sector, the Fund, at an average weight of 27.15%, was overweight the benchmark but outperformed. Top performers included Synchronoss Technologies, Inc., a provider of on-demand transaction management solutions, Apple Inc., and Dealer Track Holdings, Inc.

In the Consumer Discretionary sector, the Fund, at a weighted average of 15.97%, was overweight the benchmark, but outperformed. Focus Media Holding

Ltd. was the top performer in this sector, along with Crocs, Inc., a shoe manufacturer, and Deckers Outdoor Corp.

At an average weight of 13.64%, the Fund was underweight the benchmark, in the Health Care sector but outperformed. Among the top performers were Intuitive Surgical, Inc., Kyphon, Inc., a global leader in restoring spinal function through minimally invasive therapies, and Hologic, Inc., a developer and manufacturer of proprietary x-ray systems.

In the Industrials sector, the Fund, at an average weight of 13.61% was marginally underweight the benchmark, and outperformed. JA Solar Holdings Co. Ltd., a manufacturer of high-performance solar cells, McDermott International Inc., a leading worldwide energy services company and BE Aerospace Inc., the world's leading manufacturer of cabin interior products for commercial aircraft were top performers in this sector.

Overall, the Fund experienced outperformance, but there were minor detractors across sectors including Nova Biosource Fuels, Inc., a leading provider of biodiesel fuels, Horizon Offshore, Inc., a provider of marine construction services to the offshore oil and gas industry, Inyx, Inc., a developer of specialized pharmaceutical products, Amgen, Inc., and Starbucks Corp.

Spectra International Opportunities Fund

International markets were volatile, but generally solid performers over the seven months from the Fund's inception. The Fund benefited significantly from its exposure to the strong growth in China and Brazil and a significant underweight in lagging Japan. On a sector basis, the Fund was aided by an underweight in financials, especially in the UK and Europe, which were impacted by U.S. sub-prime mortgage woes. Our position in the Hong Kong Exchanges and Clearing meanwhile rose sharply as the Chinese government signaled a desire to allow more capital to flow out of the domestic financial markets. The Fund also benefited from robust performance from materials companies China National Building Materials Co. Ltd. and Companhia Vale do Rio Doce; Tom Tom N.V., a leading GPS device manufacturer; and Nintendo Ltd. in video gaming.

The Spectra International Opportunities Fund returned 35.60%, for the fiscal period March 1, 2007 (commencement of operations) to October 31, 2007. The Fund's benchmarks, the Morgan Stanley Capital International (MSCI) EAFE Indexiv and the MSCI All Country World Index ex U.S. Indexv returned 5.77% and 6.34%, respectively during the same period.

In the Information Technology sector, the Fund, at an average weight of 15.15% was underweight both benchmarks and outperformed both. Top performers in this sector were: Nintendo Co. Ltd., Net 1 U.E.P.S. Technologies, Inc. a provider of transactional technologies for developing countries with limited or no access to traditional banking facilities, and Baidu.com, Inc., the leading Chinese search engine.

At an average weight of 14.85%, the Fund was overweight both benchmarks and outperformed both in the Consumer Discretionary sector. TomTom N.V., a Dutch manufacturer of automotive navigation systems, was the top performer in this sector, followed by Ctrip.com International Ltd., the leading one-stop online travel service in China and Peace Mark Holdings Ltd., a leading watch company headquartered in Hong Kong.

In the Financials Sector, at an average weight of 13.17%, the Fund was underweight but outperformed both benchmarks. Top performers in this category were Hong Kong Exchanges & Clearing Ltd., Deutsche Boerse AG, a global marketplace organizer for the trading of shares and other securities headquartered in Frankfurt, Germany, and PICC Property and Casualty Co., one of China's biggest property insurers.

At an average weight of 11.49%, the Fund was underweight but outperformed both benchmarks in the Industrials sector. Notable contributors were China Shipping Container Lines Co., a marine shipping company, based in Shanghai, Chicago Bridge and Iron Co. N.V., a multinational engineering conglomerate, and China Communications Construction, the third largest dredging company in the world.

Detractors in the Fund included UBS Ag, a premier global financial services firm, and Resona Holdings Inc., the fourth-largest banking group in Japan.

Spectra Alchemy Fund

The Spectra Alchemy Fund returned 20.70%, for the fiscal period April 2, 2007 (commencement of operations) to October 31, 2007. The Fund's benchmark, the Russell 3000 Growth Index, returned 14.81%, during the same period.

In the Information Technology sector, the Fund, at an average weight of 25.61%, was underweight the benchmark, but outperformed it. Top contributors were Synchronoss Technologies, the leading provider of on-demand transaction management solutions to the communication service provider (CSP) market, Research in Motion Ltd., a leader in wireless communications and Concur Technologies, Inc., a company dedicated to automating the processes organizations use to manage employee spending.

At an average weight of 14.97% in the Health Care sector, the Fund was underweight the benchmark, but outperformed it. Top performers in this sector included: Onyx Pharmaceuticals, Inc., Celgene Corp., a biopharmaceutical company developing innovative therapies to treat cancer and immunological diseases, and Merck and Co., Inc., the international manufacturer and distributor of pharmaceuticals.

In the Industrials sector, the Fund was marginally underweight, but outperformed the benchmark with an average weight of 13.64%. Chicago Bridge and Iron Co. N.V., Bucyrus International Inc., a world leader in the manufacture of draglines, drills and shovels for the surface mining industry, and Geo Group, Inc., a pioneer in the privatization of correctional facilities throughout the world, were among the top performers in the Industrials sector, as well as Armor Holdings, a manufacturer and provider of specialized security products.

The Fund, at an average weight of 12.67% in the Consumer Discretionary sector was underweight the benchmark, but outperformed. Among its top performers were Deckers Outdoor Corp., the shoe manufacturer Crocs, Inc. and the online retailer Shutterfly, Inc.

Due to overall strong performance across sectors, the Fund overcame detracting performances from Amgen, Inc., Regeneron Pharmaceuticals, Starbucks Corp., and Urban Outfitters, Inc.

In Summary

Wall Street tends to react to sudden changes in the status quo with apocalyptic rhetoric. Though we don't take the psychology of the markets lightly, proprietary indicators that we have used for many decades suggest that while these roller coaster movements may continue, the fundamental picture for many growth companies remains positive.

The early fall pullback was steep, with the S&P losing about 10%, but it is still in the realm of normal given recent trends. There have been much steeper corrections in emerging markets over the past three years, followed by equally steep recoveries and subsequent gains. In each of those previous sell-offs, there was no dearth of commentary that some structural weakness in the markets was being exposed yet predictions of doom and gloom proved either premature or simply wrong.

With continued global expansion, the unwinding of the mortgage mess and what likely will be a hectic and turbulent U.S. election season, 2008 looks to be unsettled in the equity markets. Swoons which came fast and furious in 2007 may happen even faster and be even more furious.

But the fundamentals of the economy, of companies in general, and of the domestic and global equity markets do not seem to us either weak or overvalued. As bottom-up stock pickers, we believe these market sell-offs offer excellent opportunities to add or increase positions in growth companies whose opportunities are, in fact, just beginning.

Respectfully submitted,

Daniel C. Chung	Zachary Karabell

Chief Investment Officer	Chief Economist

i  Standard & Poor's 500 Index is an index of the 500 largest companies in the United States.

ii  The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

iii  The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

iv  The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged market capitalization-weighted index that is designed to measure the performance of publicly trades stocks issued by companies in developed markets, excluding the United States and Canada. Investors can not invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

v  The MSCI All Country World Index ex U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 48 country indices.

Investors cannot invest directly in any index.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless proceeded or accompanied by an effective prospectus for the Funds. The performance data quoted represents past performance, which is not an indication or guarantee of future results. Standardized performance results can be found on the following page. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.spectrafund.com, or call us at (800) 711-6141.

The views and opinions of the Funds' management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned should be considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2007. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, were held by the Fund during the Fund's fiscal year.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds' net asset values can decrease more quickly than if the Funds had not borrowed. The Spectra Green Fund's environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations.

For a more detailed discussion of the risks associated with the Funds, please see the Funds' Prospectus.

Before investing, carefully consider a fund's investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Spectra Funds call us at (800) 711-6141 or visit us at www.spectrafund.com. Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

SPECTRA FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund Class N shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2007. The figures for Spectra Fund and the Russell 3000 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	20 YEARS
AS OF OCTOBER 31, 2007
Spectra Fund	41.34%	20.31%	9.36%	15.75%
Russell 3000 Growth Index	18.99%	13.02%	4.74%	10.71%
AS OF SEPTEMBER 30, 2007
Spectra Fund	39.88%	19.50%	8.02%	13.76%
Russell 3000 Growth Index	19.30%	14.18%	3.96%	9.01%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.spectrafund.com or call us at (800) 992-3863.

GREEN FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Green Fund Class N shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) on December 4, 2000 through October 31, 2007. The figures for Green Fund and the Russell 3000 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
AS OF OCTOBER 31, 2007
Green Fund (Inception 12/4/00*)	34.40%	18.48%	0.49%
Russell 3000 Growth Index	18.99%	13.02%	1.14%
AS OF SEPTEMBER 30, 2007
Green Fund (Inception 12/4/00*)	31.23%	16.96%	(0.58%)
Russell 3000 Growth Index	19.30%	14.18%	0.65%

* Performance figures prior to 1/12/2007 are those of Alger Green Institutional Fund and performance prior to 10/19/2006 represents the performance of the Alger Socially Responsible Institutional Fund Class I shares, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had different portfolio managers. As of 1/12/2007 the Alger Green Institutional Fund became the Spectra Green Fund.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. the fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.spectrafund.com or call us at (800) 992-3863.

ALCHEMY FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alchemy Fund Class N shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) on March 30, 2007, the inception date of the Alchemy Fund, through October 31, 2007. The figures for Alchemy Fund and the Russell 3000 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON

TOTAL RETURNS

SINCE INCEPTION
AS OF OCTOBER 31, 2007
Alchemy Fund (Inception 3/30/07)	20.70%
Russell 3000 Growth Index	14.81%
AS OF SEPTEMBER 30, 2007
Alchemy Fund (Inception 3/30/07)	14.50%
Russell 3000 Growth Index	10.94%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.spectrafund.com or call us at (800) 992-3863.

INTERNATIONAL OPPORTUNITIES FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in International Opportunities Fund Class N shares and the MSCI EAFE Index and the MSCI All Country World Index ex U.S. Index (both unmanaged indexes of common stocks) on February 28, 2007, the inception date of the International Opportunities Fund, through October 31, 2007. The figures for International Opportunities Fund, MSCI EAFE and the MSCI All Country World Index ex U.S. Index include reinvestment of dividends.

PERFORMANCE COMPARISON

TOTAL RETURNS

SINCE INCEPTION
AS OF OCTOBER 31, 2007
International Opportunities Fund (Inception 2/28/07)	35.60%
MSCI EAFE Index	5.77%
MSCI All Country World Index ex U.S. Index	6.34%
AS OF SEPTEMBER 30, 2007
International Opportunities Fund (Inception 2/28/07)	25.20%
MSCI EAFE Index	3.36%
MSCI All Country World Index ex U.S. Index	3.74%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.spectrafund.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2007 (Unaudited)

SECTOR	SPECTRA FUND	GREEN FUND	ALCHEMY FUND
Consumer Discretionary	14.6%	17.1%	16.8%
Consumer Staples	5.2	2.6	5.0
Energy	8.1	6.2	6.2
Financials	10.4	8.8	9.7
Health Care	11.5	13.6	13.2
Industrials	12.4	15.2	12.6
Information Technology	34.1	27.9	26.0
Materials	4.1	2.7	1.4
Telecommunication Services	1.8	0.0	2.1
Cash and Net Other Assets	-2.2	5.9	7.0
	100.0%	100.0%	100.0%

INTERNATIONAL OPPORTUNITIES FUND

COUNTRY	VALUE (%)
United States	1.0%
Australia	0.6
Belgium	0.3
Bermuda	2.6
Brazil	7.3
Canada	0.9
China	10.5
Finland	0.3
France	7.0
Germany	5.1
Great Britain	9.3
Hong Kong	6.5
India	1.5
Israel	5.2
COUNTRY	VALUE (%)
Italy	0.4%
Japan	6.3
Mexico	2.5
Netherlands	8.2
Norway	1.0
Portugal	0.6
South Africa	2.6
Spain	0.9
Sweden	1.4
Switzerland	4.4
Taiwan	0.9
Cash and Net Other Assets	12.7
100.0%

† Based on net assets for each fund.

THE SPECTRA FUNDS | SPECTRA FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—101.8%	SHARES	VALUE
AEROSPACE & DEFENSE—3.7%
Boeing Company	26,600	$2,622,494
General Dynamics Corporation	106,800	9,714,528
		12,337,022
AUTO COMPONENTS—.3%
LKQ Corporation*	27,800	1,071,968
AUTO EQUIPMENT & SERVICE—3.3%
Cummins Inc.	90,600	10,868,376
BIOTECHNOLOGY—1.2%
ImClone Systems Incorporated*	31,000	1,337,650
InterMune, Inc.*	21,500	428,280
Onyx Pharmaceuticals, Inc.*	47,400	2,214,054
		3,979,984
BUSINESS SERVICES—.7%
Endeavor Acquisition Corp.*	201,400	2,477,220
CAPITAL MARKETS—.6%
Goldman Sachs Group, Inc.	7,800	1,933,776
CASINOS & RESORTS—2.6%
Bally Technologies Inc.*	209,300	8,441,069
CHEMICALS—.6%
Celanese Corp., Series A	50,600	2,123,176
COMMERCIAL SERVICES & SUPPLIES—.6%
Monster Worldwide Inc.*	45,800	1,858,564
COMMUNICATION EQUIPMENT—2.2%
Polycom, Inc.*	116,400	3,256,872
Research In Motion Limited*	10,700	1,332,257
Sonus Networks, Inc.*	393,000	2,711,700
		7,300,829
COMPUTER SERVICES—2.6%
Satyam Computer Services—ADR#	142,700	4,330,945
Switch and Data Inc.*	15,700	308,976
Tele Atlas NV	99,700	3,978,192
		8,618,113
COMPUTER TECHNOLOGY—3.3%
Atheros Communications*	187,900	6,595,290
NAVTEQ*	54,760	4,227,472
		10,822,762
COMPUTERS & PERIPHERALS—4.9%
Apple Computer, Inc.*	62,500	11,871,875
Memc Electronic Materials, Inc.*	33,100	2,423,582
Network Appliance, Inc.*	63,100	1,987,019
		16,282,476
CONTAINERS & PACKAGING—2.9%
Pactiv Corporation*	347,600	9,548,572

THE SPECTRA FUNDS | SPECTRA FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
DRUGS & PHARMACEUTICALS—1.0%
United Therapeutics Corporation*	46,900	$3,209,836
ENERGY—2.5%
First Solar, Inc.*	5,100	809,931
JA Solar Holdings Co. Ltd. ADR*#	129,900	7,482,240
		8,292,171
ENERGY EQUIPMENT & SERVICES—4.4%
National-Oilwell Varco Inc.*	12,800	937,472
Transocean Inc.*	70,500	8,415,585
Weatherford International Ltd.*	79,100	5,134,381
		14,487,438
FINANCE—.6%
IntercontinentalExchange Inc.*	10,900	1,942,380
FINANCIAL SERVICES—7.6%
Alibaba.com Corporation*	164,800	287,041
AllianceBernstein Holding LP	27,400	2,340,782
CME Group Inc.	9,925	6,612,531
ICICI Bank Limited ADR*#	11,800	819,392
Lazard Ltd.	65,800	3,303,160
Nymex Holdings Inc.	68,800	8,842,176
UBS AG	54,875	2,946,239
		25,151,321
FOOD & STAPLES RETAILING—1.4%
CVS Caremark Corporation	107,500	4,490,275
HEALTH CARE EQUIPMENT & SUPPLIES—2.5%
Hologic, Inc.*	72,600	4,931,718
Illumina, Inc.*	39,100	2,195,465
Intuitive Surgical, Inc.*	3,000	980,610
		8,107,793
HEALTH CARE PROVIDERS & SERVICES—1.4%
Cardinal Health, Inc.	66,300	4,510,389
HOTELS, RESTAURANTS & LEISURE—5.5%
Accor SA	117,500	11,197,519
MGM MIRAGE*	29,100	2,665,851
Penn National Gaming, Inc.*	68,100	4,205,175
		18,068,545
HOTELS AND OTHER LODGING PLACES—.5%
Ctrip.com International Ltd. ADR*#	30,100	1,696,436
INDUSTRIAL CONGLOMERATES—.7%
General Electric Company	59,500	2,449,020
INFORMATION TECHNOLOGY SERVICES—.8%
Cognizant Technology Solutions Corporation Cl. A*	60,400	2,504,184
INSURANCE—.6%
American International Group, Inc.	32,800	2,070,336

THE SPECTRA FUNDS | SPECTRA FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET & CATALOG RETAIL—2.7%
eBay Inc.*	243,900	$8,804,790
INTERNET SOFTWARE & SERVICES—7.1%
DealerTrack Holdings Inc.*	39,855	1,956,482
Google Inc. Cl. A*	14,000	9,898,000
SINA Corp.*	96,400	5,526,612
Yahoo! Inc.*	194,700	6,055,170
		23,436,264
LEISURE EQUIPMENT & PRODUCTS—.4%
Smith & Wesson Holding Corporation*	116,400	1,407,276
MACHINERY—1.5%
Oshkosh Truck Corporation	91,100	4,937,620
MEDIA—1.6%
Dolby Laboratories Inc. Cl. A*	48,000	1,990,080
DreamWorks Animation SKG, Inc. Cl. A*	62,400	2,031,744
Focus Media Holding Limited ADR*#	20,900	1,295,800
		5,317,624
MEDICAL PRODUCTS—2.4%
Inverness Medical Innovations, Inc.*	106,100	6,375,549
Northstar Neuroscience, Inc.*	128,800	1,706,600
		8,082,149
METALS—.5%
MBMI Resources Inc.*	188,400	282,336
Uranium One, Inc.*	133,000	1,468,905
		1,751,241
METALS & MINING—1.3%
Freeport-McMoRan Copper & Gold, Inc. Cl. B	13,800	1,623,984
Paladin Resources Limited*	325,800	2,537,982
		4,161,966
OIL & GAS—1.3%
Exterran Holdings Inc.*	31,095	2,618,199
Range Resources Corporation	17,800	799,754
Warren Resources Inc.*	47,700	724,086
		4,142,039
OIL AND GAS EXPLORATION SERVICES—1.2%
Petrobank Energy and Resources Ltd.*	83,100	4,110,375
PHARMACEUTICAL PREPARATIONS—.9%
Adams Respiratory Therapeutics, Inc.*	65,800	2,891,252
PHARMACEUTICALS—2.2%
Abbott Laboratories	88,900	4,855,718
Pharmion Corp.*	50,300	2,420,436
		7,276,154

THE SPECTRA FUNDS | SPECTRA FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
REAL ESTATE—.3%
Digital Realty Trust, Inc.	24,200	$1,064,558
RETAIL—1.4%
Sothebys Holdings Inc., Cl. A	86,500	4,685,705
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.8%
Intel Corporation	221,800	5,966,420
Lam Research Corporation*	44,900	2,253,980
ON Semiconductor Corporation*	320,900	3,273,180
Tessera Technologies Inc.*	146,185	5,582,805
Varian Semiconductor Equipment Associates, Inc.*	41,300	1,900,626
		18,977,011
SOFTWARE—5.3%
Adobe Systems Incorporated*	43,900	2,102,810
Microsoft Corporation	71,400	2,628,234
Net 1 UEPS Technologies, Inc.*	136,000	4,354,720
Solera Holdings Inc.*	159,000	3,420,090
TomTom NV*	64,100	5,106,114
		17,611,968
TEXTILES & APPAREL—1.0%
Iconix Brand Group, Inc.*	139,500	3,187,575
TEXTILES, APPAREL & LUXURY GOODS—.3%
Deckers Outdoor Corporation*	6,900	964,551
TOBACCO—3.8%
Altria Group, Inc.	172,900	12,609,597
WIRELESS TELECOMMUNICATION SERVICES—1.8%
America Movil S.A. de C.V. Series L ADR#	32,300	2,112,097
NII Holdings Inc. Cl. B*	64,200	3,723,600
		5,835,697
TOTAL COMMON STOCKS (Cost $300,424,264)		335,899,443

THE SPECTRA FUNDS | SPECTRA FUND

Schedule of Investments (Continued) October 31, 2007

CONVERTIBLE CORPORATE BOND—.4%	PRINCIPAL AMOUNT	VALUE
TEXTILES & APPAREL
Iconix Brand Group, Inc., 1.875%, 6/30/12(a) (Cost $1,150,000)	$1,150,000	$1,211,814
Total Investments (Cost $301,574,264(b)	102.2%	337,111,257
Liabilities in Excess of Other Assets	(2.2)	(7,281,251)
NET ASSETS	100.0%	$329,830,006

  *  Non-income producing security.

  #  American Depositary Receipts.

(a)  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 0.4% of the net assets of the fund.

(b)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $302,269,268 amounted to $34,841,989 which consisted of aggregate gross unrealized appreciation of $40,505,972 and aggregate gross unrealized depreciation of $5,663,983.

See Notes to Financial Statements.

THE SPECTRA FUNDS | GREEN FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—94.1%	SHARES	VALUE
AEROSPACE & DEFENSE—2.7%
BE Aerospace, Inc.*	2,675	$132,974
Boeing Company	1,065	104,998
General Dynamics Corporation	1,445	131,437
		369,409
AUTO COMPONENTS—2.9%
BorgWarner, Inc.	2,655	280,660
LKQ Corporation*	2,955	113,945
		394,605
AUTO EQUIPMENT & SERVICE—1.8%
Cummins Inc.	2,085	250,117
BEVERAGES—.8%
Coca-Cola Company	1,765	109,006
BIOTECHNOLOGY—2.7%
BioMarin Pharmaceutical Inc.*	1,130	31,335
Genentech, Inc.*	1,420	105,265
Gen-Probe Incorporated*	1,300	91,026
Gilead Sciences, Inc.*	3,095	142,958
		370,584
BUSINESS SERVICES—1.8%
Endeavor Acquisition Corp.*	19,515	240,035
CAPITAL MARKETS—1.0%
Goldman Sachs Group, Inc.	550	136,356
CASINOS & RESORTS—.8%
Ameristar Casinos, Inc.	3,190	103,835
CHEMICALS—1.7%
Bayer AG ADR#	1,605	133,657
Zoltek Companies, Inc.*	2,145	94,916
		228,573
COMMERCIAL BANKS—.8%
Bank of America Corporation	2,285	110,320
COMMERCIAL SERVICES & SUPPLIES—.7%
Valassis Communications, Inc.*	10,475	103,179
COMMUNICATION EQUIPMENT—1.9%
Cisco Systems, Inc.*	7,855	259,686
COMPUTER TECHNOLOGY—1.6%
NAVTEQ*	2,825	218,090
COMPUTERS & PERIPHERALS—4.3%
Apple Computer, Inc.*	1,450	275,428
Dell Inc.*	5,270	161,262
Memc Electronic Materials, Inc.*	2,100	153,762
		590,452

THE SPECTRA FUNDS | GREEN FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
CONSTRUCTION & ENGINEERING—1.1%
McDermott International, Inc.*	2,390	$145,933
DIVERSIFIED FINANCIAL SERVICES—.4%
Lehman Brothers Holdings Inc.	855	54,156
DRUGS & PHARMACEUTICALS—.4%
United Therapeutics Corporation*	865	59,201
ENERGY—4.2%
First Solar, Inc.*	1,280	203,277
JA Solar Holdings Co. Ltd. ADR*#	3,645	209,952
Nova Biosource Fuels, Inc.*	18,000	49,320
SunPower Corporation Cl. A*	910	115,079
		577,628
ENERGY EQUIPMENT & SERVICES—3.5%
Cameron International Corp.*	1,325	129,002
Suntech Power Holdings Co., Ltd. ADR*#	2,260	133,091
Transocean Inc.*	1,855	221,431
		483,524
FINANCE—.8%
IntercontinentalExchange Inc.*	625	111,375
FINANCIAL INFORMATION SERVICES—.7%
GFI Group Inc.*	1,085	93,657
FINANCIAL SERVICES—1.6%
Alibaba.com Corporation*	6,775	11,800
AllianceBernstein Holding LP	1,143	97,646
CME Group Inc.	175	116,594
		226,040
FOOD & STAPLES RETAILING—.6%
Whole Foods Market, Inc.	1,605	79,512
HEALTH CARE EQUIPMENT & SUPPLIES—4.1%
Intuitive Surgical, Inc.*	465	151,995
Hologic, Inc.*	2,630	178,656
Kyphon Inc.*	1,565	110,927
Zimmer Holdings, Inc.*	1,750	121,607
		563,185
HEALTH CARE PROVIDERS & SERVICES—.5%
Health Net Inc.*	1,415	75,858
HOTELS, RESTAURANTS & LEISURE—3.4%
Accor SA	1,935	184,402
Penn National Gaming, Inc.*	1,630	100,653
Starbucks Corporation*	6,955	185,559
		470,614

THE SPECTRA FUNDS | GREEN FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOUSEHOLD PRODUCTS—.7%
Procter & Gamble Company	1,484	$103,168
INDUSTRIAL CONGLOMERATES—.9%
General Electric Company	2,890	118,952
INSURANCE—1.8%
American International Group, Inc.	1,470	92,786
Covanta Holding Corporation*	5,545	150,325
		243,111
INTERNET & CATALOG RETAIL—1.7%
eBay Inc.*	6,670	240,787
INTERNET SOFTWARE & SERVICES—6.1%
Allscripts Healthcare Solutions, Inc.*	3,040	84,208
DealerTrack Holdings Inc.*	2,705	132,788
Google Inc. Cl. A*	310	219,170
Vocus, Inc.*	4,115	148,058
Yahoo! Inc.*	8,398	261,178
		845,402
MACHINERY—2.0%
Bucyrus International, Inc. Cl. A	1,175	96,938
Deere & Co	1,120	173,488
		270,426
MEDIA—.9%
Focus Media Holding Limited ADR*#	1,920	119,040
MEDICAL PRODUCTS—1.4%
Metabolix, Inc.*	3,980	114,982
Northstar Neuroscience, Inc.*	5,800	76,850
		191,832
METAL FABRICATING—.9%
Kaydon Corporation	2,270	122,103
METALS & MINING—1.9%
Cameco Corporation	2,250	110,363
Teck Cominco Limited	2,960	148,000
		258,363
MULTILINE RETAIL—.3%
Target Corporation	785	48,168
OIL & GAS—1.7%
BP PLC Sponsored ADR#	1,855	144,671
Exterran Holdings Inc.*	1,030	86,726
		231,397
OIL AND GAS EXPLORATION SERVICES—.8%
Petrobank Energy and Resources Ltd.*	2,315	114,507

THE SPECTRA FUNDS | GREEN FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—3.8%
Abbott Laboratories	3,065	$167,410
Johnson & Johnson	1,915	124,801
Pfizer Inc.	4,090	100,655
Schering-Plough Corporation	4,470	136,424
		529,290
PHOTOGRAPHY—.5%
Shutterfly, Inc.*	1,955	65,238
REAL ESTATE—1.1%
Digital Realty Trust, Inc.	3,500	153,965
RETAIL—1.0%
Phillips-Van Heusen Corporation	2,770	132,406
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.8%
Cree, Inc.*	2,965	83,020
Intel Corporation	7,540	202,826
Lam Research Corporation*	1,985	99,647
ON Semiconductor Corporation*	7,125	72,675
Varian Semiconductor Equipment Associates, Inc.*	1,230	56,605
		514,773
SOFTWARE—8.9%
Activision, Inc.*	3,870	91,525
Adobe Systems Incorporated*	4,215	201,898
Electronic Arts Inc.*	2,960	180,915
Longtop Financial Technologies Limited ADR*#	3,090	87,756
Microsoft Corporation	10,915	401,781
Solera Holdings Inc.*	9,295	199,935
Synchronoss Technologies Inc.*	1,630	65,200
		1,229,010
SPECIALTY RETAIL—2.2%
Urban Outfitters, Inc.*	6,695	169,183
Crocs, Inc.*+	1,850	138,288
		307,471
TEXTILES & APPAREL—1.7%
Iconix Brand Group, Inc.*	10,070	230,100
TEXTILES, APPAREL & LUXURY GOODS—2.7%
Deckers Outdoor Corporation*	2,255	315,226
NIKE, Inc. Cl. B	890	58,971
		374,197
WASTE MANAGEMENT—.5%
Darling International Inc.*	6,695	67,352
TOTAL COMMON STOCKS (Cost $10,706,928)		12,935,988

THE SPECTRA FUNDS | GREEN FUND

Schedule of Investments (Continued) October 31, 2007

PURCHASED OPTIONS	CONTRACTS	VALUE
PUT OPTIONS
Crocs, Inc./December/65 (Cost $7,074)	18	$6,480
SHORT-TERM INVESTMENTS—4.9%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 4.25%, 11/1/07 (Cost $680,000)	$680,000	680,000
Total Investments (Cost $11,394,002)(a)	99.0%	13,622,468
Other Assets in Excess of Liabilities	1.0	121,338
NET ASSETS	100.0%	$13,743,806

  *  Non-income producing security.

  +  All or portion of the securities are pledged as collateral for options written.

  #  American Depositary Receipts.

(a)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $11,410,120 amounted to $2,212,348 which consisted of aggregate gross unrealized appreciation of $2,288,764 and aggregate gross unrealized depreciation of $76,416.

See Notes to Financial Statements.

THE SPECTRA FUNDS | GREEN FUND

Schedule of Options Written October 31, 2007

	CONTRACTS	SHARES SUBJECT TO CALL/PUT	VALUE
CALL OPTIONS WRITTEN
Crocs, Inc./December/85 (Premiums Received $6,966)	18	1,800	$7,920
TOTAL OPTIONS WRITTEN (Premiums Received $6,966)			$7,920

See Notes to Financial Statements.

THE SPECTRA FUNDS | ALCHEMY FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—93.0%	SHARES	VALUE
APPAREL—1.2%
Guess?, Inc.	609	$31,296
AUTO EQUIPMENT & SERVICE—2.6%
Cummins Inc.	420	50,383
McGrath Rentcorp	535	18,340
		68,723
BIOTECHNOLOGY—4.4%
Celgene Corporation*	208	13,728
Gen-Probe Incorporated*	339	23,737
ImClone Systems Incorporated*	918	39,612
Neurocrine Biosciences, Inc.*	1,024	9,472
Onyx Pharmaceuticals, Inc.*	688	32,136
		118,685
BUSINESS SERVICES—.9%
Quanta Services Inc.*	600	19,800
TeleTech Holdings Inc.*	218	5,435
		25,235
CASINOS & RESORTS—3.9%
Bally Technologies Inc.*	2,572	103,729
COMMERCIAL BANKS—.8%
Boston Private Financial Holdings, Inc.	780	22,433
COMMERCIAL SERVICES & SUPPLIES—.4%
Monster Worldwide Inc.*	247	10,023
COMMUNICATION EQUIPMENT—4.5%
NICE Systems Ltd. ADR*#	470	18,532
Polycom, Inc.*	945	26,441
Research In Motion Limited*	468	58,271
Sonus Networks, Inc.*	2,464	17,002
		120,246
COMPUTER SERVICES—2.7%
ANSYS, Inc.*	954	37,025
Digital River, Inc.*	436	23,134
Sohu.com Inc.*	183	10,964
		71,123
COMPUTER TECHNOLOGY—1.3%
Atheros Communications*	1,016	35,662
COMPUTERS & PERIPHERALS—3.6%
Apple Computer, Inc.*	208	39,510
Hewlett-Packard Company	590	30,491
Memc Electronic Materials, Inc.*	266	19,477
Network Appliance, Inc.*	231	7,274
		96,752

THE SPECTRA FUNDS | ALCHEMY FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
CONSTRUCTION & ENGINEERING—2.3%
Chicago Bridge & Iron Company N.V.	1,232	$61,600
CONSUMER PRODUCTS—.4%
Physicians Formula Holdings, Inc.*	892	10,615
CONTAINERS & PACKAGING—1.2%
Clarcor Inc.	382	13,928
Greif Inc.	273	17,363
		31,291
CORRECTIONAL FACILITIES—1.2%
The Geo Group Inc.*	1,048	33,148
DRUGS & PHARMACEUTICALS—1.2%
United Therapeutics Corporation*	458	31,346
ENERGY—1.0%
JA Solar Holdings Co. Ltd. ADR*#	447	25,747
ENERGY EQUIPMENT & SERVICES—2.2%
Cameron International Corp.*	201	19,569
National-Oilwell Varco Inc.*	530	38,817
		58,386
FINANCE—2.0%
IntercontinentalExchange Inc.*	296	52,747
FINANCIAL INFORMATION SERVICES—1.9%
GFI Group Inc.*	596	51,447
FINANCIAL SERVICES—3.7%
CME Group Inc.	75	49,969
Lazard Ltd.	539	27,058
Nymex Holdings Inc.	167	21,463
		98,490
FOOD & STAPLES RETAILING—1.9%
Whole Foods Market, Inc.	1,050	52,017
HOTELS, RESTAURANTS & LEISURE—2.3%
MGM MIRAGE*	238	21,803
Starbucks Corporation*	1,512	40,340
		62,143
HOUSEHOLD PRODUCTS—1.3%
Procter & Gamble Company	495	34,412
INFORMATION TECHNOLOGY SERVICES—2.2%
Cognizant Technology Solutions Corporation Cl. A*	1,448	60,034
INSURANCE—.8%
American International Group, Inc.	320	20,198
INTERNET & CATALOG RETAIL—1.9%
eBay Inc.*	1,380	49,818

THE SPECTRA FUNDS | ALCHEMY FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—2.5%
DealerTrack Holdings Inc.*	353	$17,329
SINA Corp.*	350	20,065
Yahoo! Inc.*	975	30,322
		67,716
INVESTMENT COMPANIES—.5%
NexCen Brands, Inc.*	2,208	13,557
IT SERVICES—1.1%
Infosys Technologies Limited ADR#	485	24,706
WNS Holdings Limited ADR*#	280	6,000
		30,706
MACHINERY—3.7%
Oshkosh Truck Corporation	743	40,271
Bucyrus International, Inc. Cl. A	702	57,915
		98,186
MEDICAL DEVICES—1.4%
Dexcom Inc.*	4,114	38,260
MEDICAL PRODUCTS—.6%
Northstar Neuroscience, Inc.*	1,121	14,853
METALS—2.2%
Titanium Metals Corporation*	555	19,536
Uranium One, Inc.*	3,461	38,225
		57,761
METALS & MINING—1.7%
Paladin Resources Limited*	6,000	46,740
MULTILINE RETAIL—1.1%
Macy's Inc.	901	28,859
OIL: CRUDE PRODUCERS—.9%
Concho Resources Inc.*	1,174	22,881
PHARMACEUTICALS—5.6%
Barr Pharmaceuticals, Inc.*	344	19,718
Merck & Co. Inc.	704	41,015
Pharmion Corp.*	844	40,613
Schering-Plough Corporation	1,627	49,656
		151,002
RETAIL—1.1%
Sothebys Holdings Inc., Cl. A	534	28,927
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.7%
ON Semiconductor Corporation*	1,820	18,564
Lam Research Corporation*	498	25,000
Varian Semiconductor Equipment Associates, Inc.*	624	28,716
		72,280

THE SPECTRA FUNDS | ALCHEMY FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOFTWARE—3.5%
Concur Technologies, Inc.*	927	$33,409
Net 1 UEPS Technologies, Inc.*	629	20,141
Solera Holdings Inc.*	963	20,714
Synchronoss Technologies Inc.*	471	18,840
		93,104
SPECIALTY RETAIL—3.1%
Abercrombie & Fitch Co. Cl. A	350	27,720
Urban Outfitters, Inc.*	2,241	56,630
		84,350
TEXTILES & APPAREL—1.7%
Iconix Brand Group, Inc.*	1,963	44,854
TEXTILES, APPAREL & LUXURY GOODS—2.4%
Deckers Outdoor Corporation*	459	64,164
TOBACCO—1.3%
Altria Group, Inc.	486	35,444
WIRELESS TELECOMMUNICATION SERVICES—2.1%
NII Holdings Inc. Cl. B*	479	27,782
SBA Communications Corporation Cl. A*	811	28,871
		56,653
TOTAL COMMON STOCKS (Cost $2,160,855)		2,487,643
Total Investments (Cost $2,160,855)(a)	93.0%	2,487,643
Other Assets in Excess of Liabilities	7.0	187,204
NET ASSETS	100.0%	$2,674,847

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $2,163,329 amounted to $324,314 which consisted of aggregate gross unrealized appreciation of $392,791 and aggregate gross unrealized depreciation of $68,477.

See Notes to Financial Statements.

THE SPECTRA FUNDS | INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—87.3%	SHARES	VALUE
UNITED STATES—1.0%
FOOD & BEVERAGES—1.0%
Central European Distribution Corporation*	657	$34,939
TOTAL UNITED STATES (Cost $35,682)		34,939
AUSTRALIA—.6%
COMMERCIAL BANKS—.2%
Commonwealth Bank of Australia	157	8,948
COMMERCIAL SERVICES & SUPPLIES—.2%
Brambles Limited	453	5,957
METALS & MINING—.2%
BHP Billiton Limited	160	6,836
TOTAL AUSTRALIA (Cost $18,749)		21,741
BELGIUM—.3%
DIVERSIFIED FINANCIAL SERVICES—.1%
Dexia SA	162	5,189
TELEPHONES—.2%
Belgacom SA	174	8,305
TOTAL BELGIUM (Cost $12,496)		13,494
BERMUDA—2.6%
FINANCIAL SERVICES—2.6%
Lazard Ltd.	1,903	95,531
TOTAL BERMUDA (Cost $89,253)		95,531
BRAZIL—7.3%
METALS & MINING 3.8%
Companhia Vale do Rio Doce (CVRD) ADR*#	3,640	137,155
OIL & GAS—3.5%
Petroleo Brasileiro S. A. ADR#	1,340	128,144
TOTAL BRAZIL (Cost $118,680)		265,299
CANADA—.9%
METALS—.9%
Uranium One, Inc.*	2,809	31,024
TOTAL CANADA (Cost $32,900)		31,024

THE SPECTRA FUNDS | INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
CHINA—10.5%
BUILDING & CONSTRUCTION—.7%
China Communications Construction Company Ltd.	8,190	$25,624
COMMUNICATIONS—.4%
Nokia Oyj	397	15,709
CONSTRUCTION & ENGINEERING—1.1%
China National Building Material Company Ltd.	8,839	38,660
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS—.6%
Spreadtrum Communications, Inc. ADR*#	1,728	22,326
ENERGY—.1%
JA Solar Holdings Co. Ltd. ADR*#	40	2,304
ENERGY EQUIPMENT & SERVICES—.7%
Suntech Power Holdings Co., Ltd. ADR*#	442	26,029
HOTELS AND OTHER LODGING PLACES—.5%
Ctrip.com International Ltd.	336	18,937
INSURANCE—1.3%
China Intl Life Insurance Co. Cl. H	2,270	15,068
PICC Property and Casualty Cl. H	8,248	17,239
Ping An Insurance (Group) Company of China Limited	1,135	15,698
		48,005
INTERNET SOFTWARE & SERVICES—2.4%
Baidu.com, Inc.* ADR#	82	31,364
Netease.com Inc. ADR*#	1,034	21,518
SINA Corp.*	608	34,857
		87,739
MEDIA—.7%
Focus Media Holding Limited ADR*#	395	24,490
MEDICAL PRODUCTS—.3%
Shandong Weigao Group Medical Polymer Company Limited	5,283	11,724
METALS & MINING—.5%
Yanzhou Coal Company Limited	8,421	17,992
TRANSPORTATION—1.2%
China Shipping Container Lines Company Limited	32,802	42,913
TOTAL CHINA (Cost $227,974)		382,452
FINLAND—.3%
INSURANCE—.3%
Sampo Oyj	279	8,731
TOTAL FINLAND (Cost $8,845)		8,731

THE SPECTRA FUNDS | INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
FRANCE—7.0%
HOTELS, RESTAURANTS & LEISURE—2.1%
Accor SA	790	$75,285
LEISURE EQUIPMENT & PRODUCTS—1.0%
UbiSoft Entertainment SA*	429	35,185
METALS—1.6%
Vallourec SA	195	56,441
UTILITY—2.3%
Veolia Environnement	949	84,644
TOTAL FRANCE (Cost $224,204)		251,555
GERMANY—5.1%
CHEMICALS—1.7%
Bayer AG	753	62,706
FINANCE—1.0%
Deutsche Boerse AG	213	34,200
MANUFACTURING—.2%
ThyssenKrupp AG	124	8,229
MEDICAL PRODUCTS—.1%
Merck KGaA	35	4,374
PERSONAL CARE—1.3%
Beiersdorf AG	578	45,691
UTILITIES—.8%
RWE AG	222	30,223
TOTAL GERMANY (Cost $147,992)		185,423
GREAT BRITAIN—9.3%
ADVERTISING—.1%
WPP Group PLC	298	4,064
AEROSPACE & DEFENSE—1.7%
Rolls Royce Group PLC B Shares*	220,260	458
Rolls-Royce Group Plc*	5,670	63,369
		63,827
BEVERAGES—.5%
Diageo plc	854	19,515
BROADCASTING—.2%
British Sky Broadcasting Group plc	436	6,163

THE SPECTRA FUNDS | INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
COMMERCIAL BANKS—.6%
HBOS plc	248	$4,498
Lloyds TSB Group plc	1,061	12,023
Royal Bank of Scotland Group Plc	328	3,519
		20,040
ELECTRIC UTILITIES—1.5%
National Grid PLC	3,271	54,462
FOOD & BEVERAGES—.4%
Compass Group PLC	1,836	13,197
HEALTH & PERSONAL CARE—.6%
Reckitt Benckiser Group PLC	373	21,611
MEDICAL PRODUCTS—1.5%
Smith & Nephew plc	3,903	52,661
OIL & GAS—1.4%
BP plc	3,991	51,817
REAL ESTATE—.6%
Land Securities Group plc	649	22,165
TELEPHONES—.1%
BT Group Plc	746	5,052
TOBACCO—.1%
Imperial Tobacco Group PLC	101	5,105
TOTAL GREAT BRITAIN (Cost $317,911)		339,679
HONG KONG—6.5%
FINANCIAL SERVICES—3.7%
Hong Kong Exchanges & Clearing Limited	4,109	135,822
INDUSTRIAL CONGLOMERATES—.4%
Peace Mark (Holdings) Limited	10,401	16,989
MACHINERY—.4%
China Infrasstructure Machinery Holdings Limited	6,210	13,717
OIL & GAS—.8%
CNOOC Limited	13,312	27,755
RETAIL—.5%
Espirit Holdings Limited	1,057	17,456
WIRELESS TELECOMMUNICATION SERVICES—.7%
China Mobile (Hong Kong) Limited	1,291	26,150
TOTAL HONG KONG (Cost $99,555)		237,889

THE SPECTRA FUNDS | INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDIA—1.5%
COMPUTER SERVICES—.5%
Satyam Computer Services—ADR#	598	$18,149
FINANCIAL SERVICES—.6%
ICICI Bank Limited ADR#	302	20,971
IT SERVICES—.4%
Infosys Technologies Limited ADR#	303	15,435
TOTAL INDIA (Cost $48,833)		54,555
ISRAEL—5.2%
COMMUNICATION EQUIPMENT—2.0%
NICE Systems Ltd. ADR*#	1,830	72,157
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS—1.5%
Mellanox Technologies Ltd.*	2,377	56,121
PHARMACEUTICALS—1.7%
Teva Pharmaceutical Industries Ltd. ADR#	1,413	62,186
TOTAL ISRAEL (Cost $163,754)		190,464
ITALY—.4%
AUTOMOTIVE—.4%
Fiat S.P.A	481	15,504
TOTAL ITALY (Cost $13,703)		15,504
JAPAN—6.3%
COMMERCIAL BANKS—.3%
Resona Holdings, Inc.	6	10,617
ELECTRONIC EQUIPMENT & INSTRUMENTS—.4%
Mitsubishi Electric Corp.	1,161	14,059
MACHINERY—1.1%
FANUC LTD.	224	24,365
ITOCHU Corporation	1,264	15,799
		40,164
METALS—.2%
Sumitomo Metal Industries, Ltd	1,433	6,998
TELEPHONE COMMUNICATION—.4%
SOFTBANK Corp.	733	16,976
TOBACCO—.5%
JAPAN TOBACCO INC.	3	17,409

THE SPECTRA FUNDS | INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
TOYS—3.4%
Nintendo Co., Ltd.	197	$122,863
TOTAL JAPAN (Cost $152,508)		229,086
MEXICO—2.5%
WIRELESS TELECOMMUNICATION SERVICES—2.5%
America Movil S.A. de C.V. Series L ADR#	1,380	90,238
TOTAL MEXICO (Cost $58,498)		90,238
NETHERLANDS—8.2%
CONSTRUCTION & ENGINEERING—2.0%
Chicago Bridge & Iron Company N.V.	1,466	73,300
ELECTRONIC EQUIPMENT & INSTRUMENTS—.6%
Koninklijke (Royal) Philips Electronics N.V	519	21,437
FOOD & BEVERAGES—.8%
Heineken NV	310	21,662
Koninklijke Ahold NV	405	6,070
		27,732
PUBLISHING—.5%
Reed Elsevier NV	867	16,745
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—.5%
ASML Holding N.V	498	17,332
SOFTWARE—3.1%
TomTom NV*	1,445	115,107
TELEPHONES—.7%
Koninklijke (Royal) KPN NV	1,435	27,031
TOTAL NETHERLANDS (Cost $213,405)		298,684
NORWAY—1.0%
OIL: CRUDE PRODUCERS—.3%
StatoiHydro ASA	311	10,484
OIL & GAS—.1%
Norsk Hydro ASA	377	5,510
TELEPHONES—.6%
Telenor ASA	932	21,782
TOTAL NORWAY (Cost $30,729)		37,776

THE SPECTRA FUNDS | INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
PORTUGAL—.6%
CABLE—.1%
PT Multimedia-Servicos de Telecomunicacoes e Multimedia	232	$3,155
TELEPHONES—.5%
Portugal Telecom, SGPS, S.A.	1,319	17,652
TOTAL PORTUGAL (Cost $18,148)		20,807
SOUTH AFRICA—2.6%
SOFTWARE—2.6%
Net 1 UEPS Technologies, Inc.*	2,888	92,474
TOTAL SOUTH AFRICA (Cost $76,618)		92,474
SPAIN—.9%
BUILDING & CONSTRUCTION—.1%
ACS, Actividades de Construccion y Servicios, S.A.	87	5,376
RETAIL—.6%
Industria de Diseno Textil, S.A.	272	20,207
TELEPHONES—.2%
Telefonica S.A.	213	7,023
TOTAL SPAIN (Cost $25,241)		32,606
SWEDEN—1.4%
MACHINERY—1.0%
Atlas Copco AB	1,794	29,965
Sandvik AB	281	5,301
		35,266
RETAIL—.4%
Hennes & Mauritz AB (H&M)	225	14,962
TOTAL SWEDEN (Cost $46,376)		50,228
SWITZERLAND—4.4%
ELECTRONIC EQUIPMENT & INSTRUMENTS—.6%
STMicroelectronics N.V.	1,260	21,529
FINANCE—1.8%
UBS AG	1,187	63,444
FINANCIAL SERVICES—.1%
Credit Suisse Group	62	4,167

THE SPECTRA FUNDS | INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
MEDICAL PRODUCTS—1.9%
Novartis AG	1,137	$60,428
Roche Holding AG	54	9,206
		69,634
TOTAL SWITZERLAND (Cost $169,637)		158,774
TAIWAN—.9%
COMPUTERS & PERIPHERALS—.3%
Innolux Display Corporation	2,623	12,144
ELECTRONIC EQUIPMENT & INSTRUMENTS—.6%
Hon Hai Precision Industry Co., Ltd.	2,793	21,206
TOTAL TAIWAN (Cost $27,269)		33,350
TOTAL COMMON STOCKS (Cost $2,378,960)		3,172,303
SHORT-TERM INVESTMENTS—11.8%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 4.25%, 11/1/07 (Cost $430,000)	$430,000	430,000
Total Investments (Cost $2,808,960)(a)	99.1%	3,602,303
Other Assets in Excess of Liabilities	0.9	30,599
NET ASSETS	100.0%	$3,632,902

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $2,809,065 amounted to $793,238 which consisted of aggregate gross unrealized appreciation of $819,632 and aggregate gross unrealized depreciation of $26,394.

See Notes to Financial Statements.

THE SPECTRA FUNDS

Statements of Assets and Liabilities October 31, 2007

	Spectra Fund	Green Fund
ASSETS:
Investments in securities, at value (identified cost*) see accompanying schedules of investments	$337,111,257	$13,622,468
Cash**	3,570	5,610
Foreign Cash†	—	—
Receivable for investment securities sold	10,436,629	287,365
Receivable for shares of beneficial interest sold	2,460,204	147,714
Dividends and interest receivable	74,989	3,277
Receivable from Investment Manager—Note 2(a)	89,996	4,874
Prepaid expenses	49,710	1,720
Total Assets	350,226,355	14,073,028
LIABILITIES:
Payable for investment securities purchased	14,800,259	269,398
Written options outstanding	—	7,920
Bank loan	4,734,000	—
Payable for shares of beneficial interest redeemed	297,260	26,361
Accrued advisory fees	325,156	7,904
Accrued transfer agent fees	20,132	1,089
Accrued distribution fees	70,077	2,783
Accrued administrative fees	11,212	445
Accrued expenses	138,253	13,322
Total Liabilities	20,396,349	329,222
NET ASSETS	$329,830,006	$13,743,806
Net Assets Consist of:
Paid in capital	$446,035,174	$11,143,438
Undistributed net investment income (accumulated loss)	—	—
Undistributed net realized gain (accumulated loss)	(151,742,161)	372,856
Net unrealized appreciation (depreciation) of investments	35,536,993	2,227,512
NET ASSETS	$329,830,006	$13,743,806
Net Asset Value Per Share	$12.00	$7.90
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 5	27,490,190	1,739,797
*Identified cost	$301,574,264	$11,394,002

**Includes restricted cash of $2,992 relating to initial margin requirements on options for
Spectra Fund.

†Value of foreign cash is equal to cost.

See Notes to Financial Statements.

	Alchemy Fund	International Opportunities Fund
ASSETS:
Investments in securities, at value (identified cost*) see accompanying schedules of investments	$2,487,643	$3,602,303
Cash**	193,280	5,665
Foreign Cash†	—	5,040
Receivable for investment securities sold	15,228	102,980
Receivable for shares of beneficial interest sold	—	38,331
Dividends and interest receivable	349	3,845
Receivable from Investment Manager—Note 2(a)	2,787	4,863
Prepaid expenses	368	6,733
Total Assets	2,699,655	3,769,760
LIABILITIES:
Payable for investment securities purchased	15,398	122,719
Written options outstanding	—	—
Bank loan	—	—
Payable for shares of beneficial interest redeemed	—	—
Accrued advisory fees	1,996	2,978
Accrued transfer agent fees	98	173
Accrued distribution fees	587	744
Accrued administrative fees	94	119
Accrued expenses	6,635	10,125
Total Liabilities	24,808	136,858
NET ASSETS	$2,674,847	$3,632,902
Net Assets Consist of:
Paid in capital	$2,236,720	$2,804,636
Undistributed net investment income (accumulated loss)	—	6,973
Undistributed net realized gain (accumulated loss)	111,339	27,950
Net unrealized appreciation (depreciation) of investments	326,788	793,343
NET ASSETS	$2,674,847	$3,632,902
Net Asset Value Per Share	$12.07	$13.56
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 5	221,561	267,840
*Identified cost	$2,160,855	$2,808,960

THE SPECTRA FUNDS

Statements of Operations

For the year ended October 31, 2007

	Spectra Fund	Green Fund (**)
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes*)	$1,580,629	$34,471
Interest and other income	256,193	25,572
Total Income	1,836,822	60,043
EXPENSES:
Investment advisory fees—Note 2(a)	3,328,176	51,165
Distribution fees—Note 2(e)	443,301	16,606
Shareholder servicing fees—Note 2(e)	126,344	2,399
Administrative fees—Note 2(a)	89,681	2,856
Interest expense	34,568	—
Custodian fees	45,039	14,944
Transfer agent fees and expenses—Note 2(b)	240,693	18,790
Professional fees	90,643	10,894
Printing fees	197,100	862
Trustees fees	7,267	11,903
Registration fees	44,790	37,303
Miscellaneous	70,326	3,483
Total Expenses	4,717,928	171,205
Less, expense reimbursements—Note 2(a)	(1,089,358)	(80,945)
Net Expenses	3,628,570	90,260
NET INVESTMENT INCOME (LOSS)	(1,791,748)	(30,217)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments	64,662,735	496,622
Net realized gain on foreign currency transactions	51,894	482
Net realized gain (loss) on options written	327,421	(754)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	20,485,980	1,943,223
Net change in unrealized appreciation (depreciation) on options written	—	(1,548)
Net realized and unrealized gain on investments, options and foreign currency	85,528,030	2,438,025
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,736,282	$2,407,808
*Foreign withholding taxes	$1,033	$163

**Commenced operations January 12, 2007. Results from operations from November 1, 2006 to January 11, 2007 are that of its predecessor fund, Alger Green Institutional Fund. See Note 1 in the Notes to Financial Statements.

***Commenced operations April 2, 2007.

****Commenced operations March 1, 2007.

See Notes to Financial Statements.

	Alchemy Fund (***)	International Opportunities Fund (****)
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes*)	$5,401	$30,520
Interest and other income	1,848	8,337
Total Income	7,249	38,857
EXPENSES:
Investment advisory fees—Note 2(a)	11,476	16,947
Distribution fees—Note 2(e)	3,375	4,237
Shareholder servicing fees—Note 2(e)	—	—
Administrative fees—Note 2(a)	540	678
Interest expense	—	—
Custodian fees	2,694	17,488
Transfer agent fees and expenses—Note 2(b)	1,959	2,225
Professional fees	4,805	4,927
Printing fees	1,515	1,663
Trustees fees	6,000	7,189
Registration fees	143	12,856
Miscellaneous	1,266	1,603
Total Expenses	33,773	69,813
Less, expense reimbursements—Note 2(a)	(17,572)	(41,850)
Net Expenses	16,201	27,963
NET INVESTMENT INCOME (LOSS)	(8,952)	10,894
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments	120,291	20,140
Net realized gain on foreign currency transactions	—	3,889
Net realized gain (loss) on options written	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	326,788	793,343
Net change in unrealized appreciation (depreciation) on options written	—	—
Net realized and unrealized gain on investments, options and foreign currency	447,079	817,372
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$438,127	$828,266
*Foreign withholding taxes	$7	$2,202

THE SPECTRA FUNDS

Statements of Changes in Net Assets

	Spectra Fund		Green Fund (*)
	For the Year Ended October 31 2007	For the Year Ended October 31 2006	For the Year Ended October 31 2007	For the Year Ended October 31 2006
Net investment income (loss)	$(1,791,748)	$(2,371,287)	$(30,217)	$(15,394)
Net realized gain on investments, options and foreign currency transactions	65,042,050	39,111,186	496,350	361,198
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	20,485,980	2,566,143	1,941,675	78,477
Net increase in net assets resulting from operations	83,736,282	39,306,042	2,407,808	424,281
Distributions to shareholders from:
Net realized gains
Class I	—	—	(299,356)	(161,550)
Class R	—	—	(135,264)	(41,659)
Total distributions to shareholders	—	—	(434,620)	(203,209)
Increase (decrease) from shares of beneficial interest transactions:
Class A	—	(5,081,306)	—	—
Class N	54,706,528	(34,459,012)	11,543,562	—
Class I	—	—	(2,297,645)	775,455
Class R	—	—	(673,802)	342,318
Net increase from shares of beneficial interest transactions—Note 5	54,706,528	(39,540,318)	8,572,115	1,117,773
Total increase	138,442,810	(234,276)	10,545,303	1,338,845
Net Assets:
Beginning of year	191,387,196	191,621,472	3,198,503	1,859,658
END OF YEAR	$329,830,006	$191,387,196	$13,743,806	$3,198,503
Undistributed net investment income	$—	$—	$—	$—

*Commenced operations January 12, 2007. Total increase in net assets from November 1, 2006 to
January 11, 2007 and for the year ended October 31, 2006 are that of its predecessor fund,
Alger Green Institutional Fund. See Note 1 in the Notes to Financial Statements.

**Commenced operations April 2, 2007.

***Commenced operations March 1, 2007.

See Notes to Financial Statements.

	Alchemy Fund (**)	International Opportunities Fund (***)
	For the Period Ended October 31 2007	For the Period Ended October 31 2007
Net investment income (loss)	$(8,952)	$10,894
Net realized gain on investments, options and foreign currency transactions	120,291	24,029
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	326,788	793,343
Net increase in net assets resulting from operations	438,127	828,266
Distributions to shareholders from:
Net realized gains
Class I	—	—
Class R	—	—
Total distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	—	—
Class N	2,236,720	2,804,636
Class I	—	—
Class R	—	—
Net increase from shares of beneficial interest transactions—Note 5	2,236,720	2,804,636
Total increase	2,674,847	3,632,902
Net Assets:
Beginning of year	—	—
END OF YEAR	$2,674,847	$3,632,902
Undistributed net investment income	$—	$7,071

THE SPECTRA FUNDS

Financial Highlights for a share outstanding throughout the period

	SPECTRA FUND
	Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$8.49		$6.94	$5.84	$5.88	$4.76
Net investment loss (ii)	(0.08)		(0.10)	(0.05)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	3.59		1.65	1.15	0.06	1.19
Total from investment operations	3.51		1.55	1.10	(0.04)	1.12
Distributions from net realized gains	—		—	—	—	—
Net asset value, end of period	$12.00		$8.49	$6.94	$5.84	$5.88
Total return	41.3%		22.3	18.8	(0.7)	23.5
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$329,830		$191,387	$187,542	$210,439	$257,337
Ratio of expenses to average net assets	1.59	%(iii)	2.01	2.07	1.98	2.03
Ratio of net investment loss to average net assets	(0.79)%		(1.20)	(0.81)	(1.63)	(1.39)
Portfolio turnover rate	282.13%		232.20	247.72	159.35	192.19

(i)  Ratios have been annualized; total return has not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 0.48% due to expense reimbursement.

(iv)  Amount has been reduced by 1.12% due to expense reimbursement.

(v)  Amount has been reduced by 1.30% due to expense reimbursement.

(vi)  Amount has been reduced by 2.47% due to expense reimbursement.

(vii)  Commenced operations January 12, 2007. Financial highlights prior to January 12, 2007 are that of its predecessor fund, Alger Green Institutional Fund. See Note 1 in the Notes to Financial Statements.

(viii)  Amount has been reduced by 5.79% due to expense reimbursement.

(ix)  Amount has been reduced by 0.75% due to expense reimbursement.

(x)  Amount has been reduced by 0.90% due to expense reimbursement.

See Notes to Financial Statements.

	GREEN FUND (vii) CLASS N							ALCHEMY FUND		INTERNATIONAL OPPORTUNITIES FUND
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03	From 4/2/07 (commencement of operations) to 10/31/07 (i)		From 3/1/07 (commencement of operations) to 10/31/07 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$6.61		$6.17		$5.37	$5.38	$4.43	$10.00		$10.00
Net investment loss (ii)	(0.03)		(0.03)		(0.01)	(0.05)	(0.09)	(0.04)		0.05
Net realized and unrealized gain (loss) on investments	2.09		1.13		1.05	0.07	1.04	2.11		3.51
Total from investment operations	2.06		1.10		1.04	0.02	0.95	2.07		3.56
Distributions from net realized gains	(0.77)		(0.66)		(0.24)	(0.03)	—	—		—
Net asset value, end of period	$7.90		$6.61		$6.17	$5.37	$5.38	$12.07		$13.56
Total return	34.4%		19.1		19.8	0.3	21.4	20.7%		35.6%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$13,744		$2,446		$1,505	$1,277	$1,277	$2,675		$3,633
Ratio of expenses to average net assets	1.25	%(iv)	1.25	(viii)	1.25 (ix)	1.34 (x)	2.26	1.20	%(v)	1.65	%(vi)
Ratio of net investment loss to average net assets	(0.42)%		(0.53)		(0.25)	(1.04)	(1.69)	(0.66)%		0.64%
Portfolio turnover rate	131.66%		209.65		152.60	166.03	187.82	67.44%		40.19%

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Summary of Significant Accounting Policies:

The Spectra Funds (the "Trust") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in four funds—Spectra Fund, Green Fund, Alchemy Fund and International Opportunities Fund (collectively, the "Funds" or individually, each a "Fund"). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

The Green Fund commenced operations on January 12, 2007 after the reorganization of the Class I and R Shares of the Alger Green Institutional Fund into the Class N Shares of the Green Fund. Information of the Green Fund prior to January 12, 2007 is that of the Alger Green Institutional Fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation: Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (Fas 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Repurchase Agreements: The Funds may enter into repurchase agreements with institutions approved by the Board of Trustees. The repurchase agreements are collateralized by U.S. Government and agency securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Funds' Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Portfolio Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Funds earn fees on the securities loaned.

In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Fund on the next business day. There were no securities on loan during the year ended October 31, 30, 2007.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, reorganization of the Alger Green Institutional Fund, and foreign currency transactions. The reclassifications have no impact on the net asset value of the Funds and is designed to present the Funds' capital accounts on a tax basis.

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required.

The Funds have adopted the Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. As a result of FIN 48 adoption, there were no positions that required a tax benefit or expense to be recorded in the current year.

(i) Indemnification: The Trust enters into contracts that contain a variety of indemnification provisions. The Trust's maximum exposure under these arrangements is unknown. The Trust does not anticipate recognizing any loss related to these arrangements.

(j) Other: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Spectra Fund	1.46%	.04%
Green Fund	.71	.04
Alchemy Fund	.85	.04
International Opportunities Fund	1.00	.04

Prior to September 12, 2006, Alger Management provided both advisory services and administrative services to the Spectra Fund pursuant to an investment management agreement with the Fund.

Effective February 28, 2007, Alger Management has established an expense cap for each of the Funds, whereby it reimbursed the Funds if annualized operating

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	Expense Cap	Fees Waived/Reimbursed for the Year Ended October 31, 2007
Spectra Fund	1.50%	$1,089,358
Green Fund	1.25	80,945
Alchemy Fund	1.20	17,572
International Opportunities Fund	1.65	41,850

As part of its settlement with the New York State Attorney General (see Note 7—Litigation) Alger Management has agreed to reduce the Spectra Fund's advisory fee to 1.16% for the period from December 1, 2006 to November 30, 2011.

(b) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Shareholder Services, Inc. ("Alger Services") to compensate Alger Services on a per account basis for its liaison and administrative oversight of the transfer agent and related services. On June 30, 2007, the shareholder administrative services agreement was assigned to Alger Management. During the period ended October 31, 2007, Spectra Fund, Green Fund, Alchemy Fund and International Opportunities Fund incurred fees of $36,490, $1,069, $12 and $56, respectively, for these services provided by Alger Services.

(c) Brokerage Commissions: During the period ended October 31, 2007, Spectra Fund, Green Fund, Alchemy Fund and International Opportunities Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $583,422, $11,027, $1,308 and $553 in connection with securities transactions.

(d) Trustees' Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 from each Fund for each audit committee meeting attended, to a maximum of $200 per annum.

(e) Distribution/Shareholder Servicing Fees: The Trust entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets. The shareholder servicing agreement was terminated on February 28, 2007. On March 1, 2007, the Funds adopted a distribution plan pursuant to which Class N shares of each Fund pay Alger Inc. a fee at the annual rate of .25% of the respective average daily net assets of each Class N shares of the designated Funds to compensate Alger Inc. for its activities and expenses incurred in distributing the Class N shares. Fees charged may be more or less than the expenses incurred by Alger Inc.

(f) Other Transactions with Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management, Alger Inc. and Alger Services. At October 31, 2007, Alger Management and its affiliates owned 200,000 shares and 213,686 shares of the Spectra International Fund and the Spectra Alchemy Fund, respectively.

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Securities Transactions:

The following summarizes the securities transaction by the Trust, other than short-term securities, for the six months ended October 31, 2007:

	PURCHASES	SALES
Spectra Fund	$699,837,669	$638,099,564
Green Fund	16,411,430	8,915,567
Alchemy Fund	3,529,747	1,489,184
International Opportunities Fund	3,314,001	962,762

As of October 31, 2007, the Green Fund had portfolio securities valued at $134,550 segregated as collateral for written options.

Written call and put option activity for the year ended October 31, 2007 was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
SPECTRA FUND
Options outstanding at October 31, 2006	—	$—
Options written	2,746	1,348,300
Options closed or expired	(1,431)	(893,491)
Options exercised	(1,315)	(454,809)
Options outstanding at October 31, 2007	—	$—
GREEN FUND
Options outstanding at October 31, 2006	—	$—
Options written	109	16,664
Options closed or expired	(91)	(9,698)
Options exercised	—	—
Options outstanding at October 31, 2007	18	$6,966

NOTE 4 — Lines of Credit:

The Trust participates in a $50 million committed line of credit with other mutual funds managed by Alger Management. All borrowings have variable interest rates and are payable on demand. To the extent the Funds borrow under these lines, the Funds must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2007, the Spectra Fund had borrowings which averaged $595,816 at a weighted average interest rate of 5.79%.

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. The transaction of shares of beneficial interest were as follows:

During the period ended October 31, 2007, transactions of beneficial interest were as follows:

	SHARES	AMOUNT
SPECTRA FUND CLASS N
Shares sold	10,351,387	$107,050,527
Shares redeemed	(5,397,049)	(52,343,999)
Net increase	4,954,338	$54,706,528
GREEN FUND
Class N*
Shares sold	1,273,942	$8,721,256
Shares issued in reorganization	630,628	3,935,701
Shares redeemed	(164,773)	(1,113,395)
Net increase	1,739,797	$11,543,562
Class I
Shares sold	16,029	$109,079
Dividends reinvested	46,165	290,688
Shares redeemed in reorganization	(430,838)	(2,688,841)
Shares redeemed	(1,346)	(8,571)
Net decrease	(369,990)	$(2,297,645)
Class R
Shares sold	111,099	$719,466
Dividends reinvested	11,561	71,285
Shares redeemed in reorganization	(204,297)	(1,246,860)
Shares redeemed	(34,521)	(217,693)
Net decrease	(116,158)	$(673,802)
ALCHEMY FUND CLASS N**
Shares sold	221,561	$2,236,720
Shares redeemed	—	—
Net increase	221,561	$2,236,720
INTERNATIONAL OPPORTUNITIES FUND CLASS N***
Shares sold	274,508	$2,877,818
Shares redeemed	(6,668)	(73,182)
Net increase	267,840	$2,804,636

*  Initially offered January 12, 2007.

**  Initially offered April 2, 2007.

***  Initially offered March 1, 2007.

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2006, transactions of the shares of beneficial interest were as follows:

	SHARES	AMOUNT
SPECTRA FUND CLASS A
Shares sold	265,410	$2,092,222
Shares redeemed	(851,221)	(7,173,528)
Net decrease	(585,811)	$(5,081,306)
SPECTRA FUND CLASS N
Shares sold*	1,782,867	$14,496,660
Shares redeemed	(6,273,598)	(48,955,672)
Net decrease	(4,490,731)	$(34,459,012)
GREEN FUND CLASS I
Shares sold	105,469	$653,995
Dividends reinvested	25,842	153,241
Shares redeemed	(5,334)	(31,781)
Net increase	125,977	$775,455
GREEN FUND CLASS R
Shares sold	99,235	$597,158
Dividends reinvested	7,133	41,659
Shares redeemed	(48,444)	(296,499)
Net increase	57,924	$342,318

*  Includes 709,329 shares valued at $6,063,772 issued to class A shareholders in connection with the conversion of class A shares into class N shares on October 16, 2006.

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities. During the year ended October 31, 2007 and the year ended October 31, 2006, redemption fees were $10,947 and $93 respectively for the Spectra Fund. There were no redemption fees on the other Funds.

NOTE 6 — Tax Character of Distributions to Shareholders:

The tax character of distributions paid during the year ended October 31, 2007 and the year ended October 31, 2006 were as follows:

	YEAR ENDED OCTOBER 31, 2007	YEAR ENDED OCTOBER 31, 2006
GREEN FUND
Distributions paid from:
Ordinary income	$251,131	$144,437
Long-term capital gain	183,489	58,772
Total distributions paid	$434,620	$203,209

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

SPECTRA FUND
Undistributed ordinary capital	$—
Undistributed long-term gain	—
Unrealized appreciation	$34,841,989
GREEN FUND
Undistributed ordinary capital	$221,697
Undistributed long-term gain	$167,277
Unrealized appreciation	$2,211,394
ALCHEMY FUND
Undistributed ordinary capital	$113,813
Undistributed long-term gain	—
Unrealized appreciation	$324,314
INTERNATIONAL OPPORTUNITIES
Undistributed ordinary capital	$35,028
Undistributed long-term gain	—
Unrealized appreciation	$793,238

The differences between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2007, Spectra Fund, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATE	AMOUNT
2009	$43,979,856
2010	107,067,302
$151,047,158

NOTE 7 — Litigation:

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affected their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases — a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") — were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as

THE SPECTRA FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Spectra Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Spectra Funds (comprising the Spectra Fund, Spectra Green Fund, Spectra International Opportunities Fund and Spectra Alchemy Fund) (collectively, the "Funds"), as of October 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Spectra Funds at October 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

December 14, 2007

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: transaction costs, if applicable, including redemption fees; and ongoing costs, including advisory fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2007 and ending October 31, 2007.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During the Period May 1, 2007 to October 31, 2007(b)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2007(c)
SPECTRA FUND:
Actual	$1,000.00	$1,217.00	$8.89	1.59%
Hypothetical(a)	1,000.00	1,017.19	8.08	1.59
GREEN FUND:
Actual	$1,000.00	$1,179.10	$6.87	1.25%
Hypothetical(a)	1,000.00	1,018.90	6.36	1.25
ALCHEMY FUND:
Actual*	$1,000.00	$1,137.60	$6.47	1.20%
Hypothetical(a)	1,000.00	1,019.16	6.11	1.20
INTERNATIONAL OPPORTUNITIES FUND:
Actual**	$1,000.00	$1,278.00	$9.47	1.65%
Hypothetical(a)	1,000.00	1,016.89	8.39	1.65

(a)  5% annual return before expenses.

(b)  Expenses are equal to the annualized expense ratio of the respective fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(c)  Annualized.

*  From 4/2/07 commencement of operations.

**  From 3/1/07 commencement of operations.

Tax Information (Unaudited)

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2007, 6.19% of the Green Fund's ordinary dividend qualified for the dividends received deduction for corporations. For the year ended October 31, 2007, certain dividends paid by the funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Green Fund	$10,527

Shareholders should not use the above information to prepare their tax returns. Since the trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2008. Shareholders

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 711-6141 or online on the Funds' website at http://www.spectrafund.com or on the SEC's website at http://www.sec.gov.

Fund Holdings

The Funds' most recent month end portfolio holdings are available approximately sixty days after month end on the Funds' website at www.spectrafund.com. The Funds also files their complete schedules of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q is available online on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 711-6141.

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Fund

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEES

Hilary M. Alger, CFA (45)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999–2003.	2003	27

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (54)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (62)	Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (73)	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
NON-INTERESTED TRUSTEES (continued)

Stephen E. O'Neil (75)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1993	27

David Rosenberg (45)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand, M.D. (69)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1993	27

OFFICERS

Daniel C. Chung (45) President	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Fred Alger International Advisory S.A. (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, Director of the Fund from 2001-2006.	2001	N/A

Zachary Karabell (39) Executive Vice President	Executive Vice President (Vice President prior to October 2003 and Senior Vice President from October 2003 through December 2006) and Senior Economic Analyst of Alger Management since 2002; consultant and author since 1997.	2006	N/A

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
OFFICERS (continued)

Hal Liebes (43) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Fred Alger & Company, Incorporated and Alger Management; Director since 2006 of Alger Associates, and ARI. Formerly Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel from 1994-2002 and Global General Counsel from 2002-2004 of Credit Suisse Asset Management.	2005	N/A

Michael D. Martins (42) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Fund. Formerly Vice President, Brown Brothers Harriman & Co. from 1997–2004.	2005	N/A

Lisa A. Moss (42) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005–2006; Assistant General Counsel of AIM Management, Inc. from 1995–2005.	2006	N/A

Barry J. Mullen (54) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004–2006; Vice President of J.P. Morgan Investment Management from 1996–2004.	2006	N/A

Raymond Pinelli (51) Senior Vice President	Senior Vice President of Alger Management since August 2001.	2006	N/A

Anthony S. Caputo (52) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (46) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Ms. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling (800) 992-3863.

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal (Unaudited)

At an in-person meeting held on September 12, 2007, the Trustees of The Spectra Funds (the "Trust"), including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Trust and Alger Management (the "Agreement"). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Trust's portfolios (each a "Fund"), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

of Alger Management in managing each Fund's portfolio and administering the Trust's affairs, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

INVESTMENT PERFORMANCE OF THE FUNDS

Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees determined that the performance of Spectra Fund was uniformly excellent, especially for the year-to-date (to August 31, 2007) 1-year and 3-year periods, consistently placing the Fund well above its benchmark and the median relative to its peers. The Spectra Green Fund also showed consistently good performance against benchmark and peers, although the Trustees noted that the Fund's investment approach had recently been altered. The Trust's other two portfolios were too new to provide meaningful performance data.

FUND FEES AND EXPENSE RATIOS; PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES

The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2007. In addition, the Trustees reviewed each Fund's management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fee and expense ratio for Spectra Fund were higher than most of the fees and expense ratios in the Callan reference group and that while the fee for Spectra Green Fund was well below the median, its expense ratio was above the median. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of the Funds at some point as each grows in size, but that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

OTHER BENEFITS TO ALGER MANAGEMENT

The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds' brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well, and that Alger Shareholder Services, Inc. receives fees from the Funds under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

CONCLUSIONS AND DETERMINATIONS

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Trust's Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations, as to each Fund:

  The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

  The Board determined that the performance of Spectra Fund and Spectra Green Fund had been excellent and good, respectively, while the other two Funds were too new to provide meaningful performance data.

  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the applicable Fund.

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds' assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect tro each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Approval of Investment Advisory Agreement for New Fund

At the same meeting, the Trustees, including the Independent Trustees, unanimously approved the Investment Advisory Agreement between the Fund and Alger Management (the "Agreement") with respect to a new portfolio, the Spectra Technology Fund (the "Fund"). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In deciding whether to approve the Agreement with respect to the Fund, the Trustees considered various materials that had been provided to them, including the extensive materials supplied by Callan in connection with the renewal of the Trust's Investment Advisory Agreement with respect to its existing funds. In their deliberations, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided to the Fund by Alger Management under the Agreement, (ii) the anticipated costs to Alger Management of its services and the anticipated profits to be realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iii) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the Agreement reflects these economies of scale. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund. Because the Fund was being newly formed, there was no performance record to be considered.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust and of The Alger Funds, which had originally offered a fund on which the Fund would be modeled, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management would be responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are to be provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals who would be responsible for the investment operations of the Fund. They also considered the resources, operational

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

structures and practices of Alger Management that would be employed in managing the Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. They noted especially Alger Management's history of expertise in managing portfolios of "growth" stocks. They also noted the history of favorable reviews of Alger Management's shareholder-relations representatives by an independent rating concern. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

FUND FEES AND EXPENSE RATIO; PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES

The Trustees considered the potential profitability of the Investment Advisory Agreement to Alger Management and its affiliates with respect to the Fund. The Trustees reviewed previously-provided data on other portfolios' profitability to Alger Management and its affiliates for the year ended June 30, 2007, including the similar portfolio operated by The Alger Funds. In addition, the Trustees determined, on the basis of applicable Callan data, that the Fund's fee and expense ratio were unlikely significantly to exceed the median for similar funds. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Fund could be expected to be profitable to either or both of those entities, the profit margin was not likely to be excessive in the near term.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as it grows in size, but that adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.

OTHER BENEFITS TO ALGER MANAGEMENT

The Trustees considered whether Alger Management would benefit in other ways from its relationship with the Fund. They noted that Alger Management intended to maintain soft-dollar arrangements in connection with the Fund's brokerage transactions, reports on which would be regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that it was anticipated that Alger, Inc. would provide a substantial portion of the Fund's equity brokerage and would receive shareholder servicing fees from the Fund as well, and that Alger Shareholder Services, Inc. would receive fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and

THE SPECTRA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

CONCLUSIONS AND DETERMINATIONS

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the Investment Advisory Agreement with respect to the Funds. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the services expected to be provided by Alger Management are adequate and appropriate.

  The Board concluded that the advisory fee to be paid to Alger Management was reasonable in light of comparative expense and advisory fee information, probable costs of the services to be provided and potential profits to be realized and benefits to be derived by Alger Management from the relationship with the Fund.

  The Board determined that there were not at this time economies of scale to be realized by Alger Management in managing the Funds' assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Funds.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Investment Advisory Agreement with respect to the Fund was in the best interests of the Funds and its shareholders.

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THE SPECTRA FUNDS

111 Fifth Avenue

New York, NY 10003

(800) 711-6141

www.spectrafund.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Spectra Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Funds, which contains information concerning the Funds' investment policies, fees and expenses as well as other pertinent information.

Go Paperless with Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

SAS 103107

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2007	$100,000
October 31, 2006	$22,530

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2007	$4,110
October 31, 2006	$3,870

d) All Other Fees:

October 31, 2007	$19,100
October 31, 2006	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2007	$282,811 and 70,773 Euros
October 31, 2006	$217,212 and 26,884 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spectra Fund

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 19, 2007

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 19, 2007